UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2026

REKOR SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38338	81-5266334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6721 Columbia Gateway Drive, Suite 400, Columbia, MD 21046
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (410) 762-0800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	REKR	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01          Regulation FD Disclosure.

On October 16, 2026, Rekor Systems, Inc. (the “Company”) filed a verified complaint in the Court of Chancery of the State of Delaware against Viraj Mehta, a former director, alleging breach of his fiduciary duty of loyalty in connection with the Company’s December 2025 financing. The action was authorized by the Company’s Board of Directors and seeks compensatory damages, disgorgement, restitution of director compensation and other relief. The allegations have not been adjudicated, and the Company cannot predict the outcome.

On October 19, 2026, the Company issued a press release announcing the action. Copies of the press release and complaint are furnished as Exhibits 99.1 and 99.2, respectively.

Forward-Looking Statements

This Current Report and its exhibits contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning the litigation and the Company’s continuing review of related matters. Actual results may differ materially because of risks and uncertainties, including the outcome, duration and expense of litigation, the availability and interpretation of evidence, counterclaims or adverse rulings, the ability to obtain and collect any recovery, and the risks described in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to update these statements except as required by law.

The information in this Item 7.01, including Exhibits 99.1 and 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title
99.1	Press Release of Rekor Systems, Inc., dated October 19, 2026 (furnished herewith).
99.2*	Verified Complaint, Rekor Systems, Inc. v. Viraj Mehta, Court of Chancery of the State of Delaware, filed October 16, 2026 (furnished herewith).
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

* Certain personally identifiable information has been omitted from this exhibit pursuant to Item 601(a)(6) of Regulation S-K. The registrant agrees to furnish supplementally an unredacted copy of the exhibit to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REKOR SYSTEMS, INC.

Date: October 19, 2026	/s/ Joseph Nalepa
Name: Joseph Nalepa Title: Chief Financial Officer